                       ___________ Preferred Securities

                           HOUSEHOLD CAPITAL TRUST I
                              (a Delaware Trust)

             ____% Trust Originated Preferred Securities ("TOPrS")
            (Liquidation Amount of $25 Per Preferred Security)/sm//


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                             _______, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Smith Barney Inc.
Goldman, Sachs & Co.
 as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281

Dear Sirs:

     Household Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et seq.), and Household International, Inc., a Delaware corporation (the "Company" and, together with the Trust, the "Offerors") confirm their agreement (the "Agreement") with you and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom you are acting as representatives (in such capacity, you shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ____% Trust Originated Preferred Securities (liquidation amount of $25 per preferred security) of the Trust ("Preferred Securities") set forth in said Schedule A except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the

- ----------------
/sm// "Trust Originated Preferred Securities" and "TOPrS" are service marks of
      Merrill Lynch & Co., Inc.

"Preferred Securities Guarantee Agreement"), dated as of ______, 1995, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus with respect to the Company's agreement pursuant to the Supplemental Indenture (as defined herein) to pay all expenses relating to administration of the Trust. The Preferred Securities and the related Preferred Securities Guarantees are referred to herein as the "Securities".

     Prior to the purchase and public offering of the Preferred Securities by the several Underwriters, the Offerors and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-______) and a related preliminary prospectus for the registration under the Securities Act of 1933 (the "1933 Act") of (i) the Preferred Securities, (ii) the Preferred Securities Guarantee, and (iii) the Junior Subordinated Notes (as defined below) to be issued and sold to the Trust by the Company, have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended) and the prospectus constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that, if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Pricing Agreement has been executed and delivered. The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of _________, 1995, between the Company and Guarantee Trustee, as Trustee, and will be used by the Trust to purchase the $________ of ___% Junior Subordinated Deferable Interest Notes (the "Junior Subordinated Notes") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of ________, 1995 (the "Declaration"), among the Company, as Sponsor, ______________ and _____________ (the "Regular Trustees") and Wilmington Trust Company, a Delaware banking corporation, as property trustee (the "Property Trustee" and, together with the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Notes will be issued pursuant to an indenture, dated as of _______, 1995 (the "Base Indenture"), between the Company and The First National Bank of Chicago as trustee (the "Debt Trustee"), and a supplement to the Base Indenture, dated as of _________, 1995 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

     SECTION 1. REPRESENTATIONS AND WARRANTIES. (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

          (i) At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of 1939 (the "1939 Act") and the rule and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Trust for use in connection with the offering of the Securities and that differs from the Prospectus on file at the Commission at the time the Registration

     Statement becomes effective, in which case, at the time it is first provided to the Underwriters for such use) and at Closing Time referred to in Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriters through the Representatives expressly for use in the Registration Statement or Prospectus.

          (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or Prospectus, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) To the best of the Company's knowledge, Arthur Andersen LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, financial position or business affairs of the Company and its subsidiaries, considered as one enterprise, or the Trust, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Trust or by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust or the Company and its subsidiaries, considered as one enterprise.

          (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Declaration, the Indenture and each of the Guarantees and to purchase, own, and hold the Common Securities issued by the Trust; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise.

          (vii) Each subsidiary of the Company which is a significant subsidiary (a "Subsidiary") as defined in Rule 405 of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable; and the capital stock of each such Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (viii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization of Household International" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Prospectus); and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

          (ix) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred

     Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (x) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights: and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (xi) This Agreement has been, and, at Closing Time, the Pricing Agreement will have been, duly authorized, executed and delivered by each of the Offerors.

          (xii) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform to all statements relating thereto in the Prospectus; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

          (xiii) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform to all statements relating thereto contained in the Prospectus; and the Preferred Securities Guarantee Agreement, at the Closing Time, will have been duly qualified under the 1939 Act.

          (xiv) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Declaration) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

          (xv) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform to all statements relating thereto contained in the Prospectus; and at the Closing Time, the Indenture will have been duly qualified under the 1939 Act.

          (xvi) The Junior Subordinated Notes have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Prospectus.

          (xvii) The Company's obligations under the Guarantees are subordinate and junior in right of payment to all liabilities of the Company and are pari passu with the preferred stock issued by the Company.

          (xviii) The Junior Subordinated Notes are subordinated and junior in right of payment to all "senior indebtedness" (as defined in the Supplemental Indenture) of the Company.

          (xix) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

          (xx) None of the Offerors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi) The execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Notes , the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, or the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust, the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Trust or the Company and its subsidiaries considered as one enterprise, or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, the Company, or any Subsidiary or any of their respective properties.

          (xxii) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust, the Company or any of its subsidiaries that is required to be disclosed in the Prospectus, other than actions, suits or proceedings which are not reasonably expected, individually or in the aggregate, to have a material effect on the condition, financial or otherwise, of the Trust or the Company and its subsidiaries considered as one enterprise, or on the earnings, financial position or business affairs of the Trust or the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company, any of its subsidiaries or the Trust that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations that have not been so filed.

          (xxiii) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Notes or the Guarantees hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture under the 1939 Act.

          (xxiv) The Company and the Subsidiaries and the Trust possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies to conduct the business now operated by them, and neither the Company nor any of the Subsidiaries nor the Trust has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise or of the Trust.

          (xxv)  Each of the Offerors is in compliance with all provisions of
     Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business With Cuba.

     SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.
                 ------------------------------------------

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in the Pricing Agreement, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     The purchase price per security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price. The initial public offering price per Preferred Security shall be a fixed price to be determined by agreement between the Representatives and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Representatives. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Junior Subordinated Notes of the Company, the Company hereby agrees to pay at Closing Time (as defined below) to the Representatives, for the accounts of the several Underwriters, a commission per Preferred Security determined by agreement between the Representatives and the Company for the Preferred Securities to be delivered by the Trust hereunder at Closing Time. The commission, when so determined, shall be set forth in the Pricing Agreement.

     (b) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the office of McDermott Will & Emery, or at such other place as shall be agreed upon by the Representatives and the Trust, at 10:00 A.M. New York time on the fifth business day (unless postponed in accordance with the provisions of Section 10) after execution of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by Representatives, the Trust and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Trust by certified or official bank check or checks drawn in Clearing House funds or similar next day funds payable to the order of the Trust to an account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. The Representatives, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose check has not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     The certificate(s) for the Preferred Securities will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time.

     At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by certified or official bank check or checks payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated in Clearing House funds or other similar next day funds.

          SECTION 3. COVENANTS OF THE OFFERORS. Each of the Offerors jointly and severally covenant with each Underwriter as follows:

          (a) The Offerors will notify the Representatives promptly, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Offerors will give the Representatives notice of their intention to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriters in connection with the offering of the Preferred Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment, supplement or other document within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object. Subject to the foregoing, the Offerors will file the Prospectus pursuant to Rule 424(b) and Rule 430A under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement.

          (c) The Offerors will deliver to the Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

          (d) The Offerors will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Company and the Trust, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is to be delivered to a purchaser, or if it shall be necessary at any such time, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulation, the Offerors will promptly prepare and file with the Commission subject to paragraph (b) above such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements; and the Offerors will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities (and the Preferred Securities Guarantee) and the Junior Subordinated Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that none of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

          (g) The Trust will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Offerors will use best efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange; if the Preferred Securities are exchanged for Junior Subordinated Notes, the Company will use its best efforts to effect the listing of the Junior Subordinated Notes on the exchange on which the Preferred Securities were then listed.

          (i) During a period of 30 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Junior Subordinated Notes or any debt securities substantially similar to the Junior Subordinated Notes or equity securities substantially similar to the Preferred Securities (except for the Junior Subordinated Notes and the Preferred Securities issued pursuant to this Agreement).

     SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of each Offerors' obligations under this Agreement, including but not limited to, (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Preferred Securities, the Preferred Securities Guarantee and the Junior Subordinated Notes under securities laws in accordance with the provisions of
Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc., if applicable, (viii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Junior Subordinated Notes, (ix) the fees and expenses of the Property Trustee, and the Guarantee Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust; (x) any fees payable in connection with the rating of the Preferred Securities and Junior Subordinated Notes; (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities (and the related Preferred Securities Guarantee) and, if applicable, the Junior Subordinated Notes on the New York Stock Exchange, and (xii) the cost and charges of any transfer agent or registrar and (xiii) the cost of qualifying the Preferred Securities with The Depository Trust Company.

     If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Representatives; and at Closing Time no stop order suspending the effectiveness of the Registration

     Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Regulations and in accordance with Section 3(b) and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Representatives of such timely filing.

          (b)  At Closing Time the Representatives shall have received:

               (1) The favorable opinion, dated as of Closing Time, of John W. Blenke, Assistant General Counsel and Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement and the Pricing Agreement, except where the failure to have such power and authority would not be material to the Company and its subsidiaries considered as one enterprise.

                    (iii) To the best of his knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not be material to the Company and its subsidiaries considered as one enterprise.

                    (iv) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business requires such qualification, except where the failure to have such power and authority or to so qualify or be in good standing would not be material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of his knowledge and information, the capital stock of each such Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any perfected security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (v) The Company has an authorized capitalization as set forth in the Prospectus and all outstanding shares of its common and preferred stock have been duly and validly authorized and issued and are fully paid and nonassessable.

                    (vi) This Agreement and the Pricing Agreement have each been duly authorized, executed and delivered by the Company.

                    (vii) The Registration Statement is effective under the 1933 Act and, and to the best of his knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission.

                    (viii) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules and other financial or statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (ix) To the best of his knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                    (x) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Preferred Securities, the Preferred Securities Guarantee and the Junior Subordinated Notes to the Underwriters, except (a) such as may be required under the 1933 Act and the 1933 Act Regulations, and (b) the qualification of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture under the 1939 Act; and, to the best of his knowledge and information, the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company and the Trust with their obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or the Trust pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries or the Trust is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or the Trust or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

                    (xi) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules and other financial or statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                    (xii) To the best of his knowledge and information and other than as disclosed in the Registration Statement, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which individually or in the aggregate is material, and, to the best of his knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (xiii) The Declaration has been duly qualified under the 1939 Act.

                    (xiv) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                    (xv) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture has been duly qualified under the 1939 Act; and the Indenture conforms to the description thereof in the Prospectus.

                    (xvi) The Junior Subordinated Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exception; and the Junior Subordinated Notes conform to the description thereof in the Prospectus.

                    (xvii) Neither the Company nor the Trust is an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

               (2) The favorable opinion of Morris, Nichols, Arsht and Tunnell, Special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities and the Common Securities; the Trust is duly qualified and in good standing as a foreign company in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                    (ii) The Declaration has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

               (iii) The Common Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration) fully paid and non-assessable beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights.

               (iv) The Preferred Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration), when delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Declaration) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

               (v) The Common Securities, the Preferred Securities and the Declaration conform in all material respects to all statements relating thereto contained in the Prospectus.

               (vi) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

               (vii) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Trust.

               (viii) The execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities and the Common Securities; the consummation of the transactions contemplated herein and therein; and the compliance by the Trust with its obligations hereunder and thereunder do not and will not result in any violation of the Declaration or Certificate of Trust, and do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to such counsel to which the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), or business affairs of the Trust, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion) or
          (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties.

               (3) The favorable opinion, dated as of Closing Time, of ___________________, counsel of Wilmington Trust Company, as Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) Wilmington Trust Company is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                    (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Guarantee Agreements have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitutes the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                    (iii) The execution, delivery and performance of the Declaration and the Guarantee Agreements by the Property Trustee and the Guarantee Trustee, respectively, does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively.

                    (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Guarantee Agreements.

               (4) The favorable opinion, dated as of Closing Time, of McDermott, Will & Emery, counsel for the Underwriters, in form and substance satisfactory to the Underwriters with respect to the legal existence of the Company, the Preferred Securities, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the Registration Statement, the Prospectus and other related matters as the Representatives may require.

               In giving its opinion, McDermott Will & Emery may rely as to certain matters of Delaware law upon the opinion of Morris, Nichols, Arsht and Tunnell, counsel for the Offerors, which shall be delivered in accordance with Section 5(b)(1) hereto.

               (5) The favorable opinion of Sidley & Austin, special tax counsel to the Company and the Trust, as to certain Federal tax matters set forth in the Prospectus under "United States Income Taxation", in form and substance satisfactory to the Representatives.

               (6)  In giving their opinions required by subsections (b) (1) and
     (b)(4), respectively, of this Section, Mr. Blenke and McDermott, Will & Emery shall each additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference, therein, as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the Representation Date or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (7) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of the Trustee of the Trust, and dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
     Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

               (8) At Closing Time, the Representatives shall have received from Arthur Andersen LLP, a letter dated such date, in form and substance satisfactory to the Representatives.

               (9) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and McDermott, Will & Emery, counsel for the Underwriters.

               (10) At Closing Time, there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act).

               (11) At Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

               If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 6.  INDEMNIFICATION

     (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives) reasonably incurred, in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust or the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if the Offerors sustain the burden that a copy of the Prospectus (as then amended or supplemented if the Company or the Trust shall have furnished any such amendments or supplements thereto), but excluding documents incorporated or deemed to be incorporated by reference, was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, but excluding documents incorporated or deemed to be incorporated by reference therein) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, it being understood that this proviso shall have no application if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus.

     (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 6(a) hereunder.

     (c) Each Underwriter severally agrees to indemnify and hold harmless the Offerors, their directors, trustees, each of its officers who signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Offerors and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Offerors and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting compensation paid by the Company appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Offerors are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company and each officer of the Company who signed the

Registration Statement, each trustee of the Trust and each person, if any, who controls an Offeror within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Offerors.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters.

     SECTION 9.  TERMINATION OF AGREEMENT.

          (a) The Representatives may term terminate this Agreement, by notice to the Offerors, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition financial or otherwise, or in the earnings, business affairs or business prospects or the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business,
(ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities,
(iii) if trading in the Preferred Securities has been suspended by the Commission, or if trading generally on the New York Stock Exchange has been suspended, limited or restricted or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Delaware authorities or (iv) if there has been any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act).

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time to purchase the Preferred Securities that it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the Preferred Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Offerors shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of _______________, Managing Director; notices to the Trust, and the Company shall be directed to them at 2700 Sanders Road, Prospect Heights, Illinois 60070, attention: Secretary.

     SECTION 12. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

     SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                              Very truly yours,

                              HOUSEHOLD INTERNATIONAL, INC.



                              By:___________________________
                                 Title:



                              HOUSEHOLD CAPITAL TRUST I


                              By:____________________________
                                 Title:  Trustee

                              By:____________________________
                                 Title:  Trustee

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
SMITH BARNEY INC.
GOLDMAN, SACHS & CO.

By:  Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated


By:____________________________
      Authorized Signatory

For themselves and as Representatives of the other
Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                       NUMBER OF
      NAME OF UNDERWRITER                              SECURITIES
      -------------------                              ----------
Merrill, Lynch, Pierce, Fenner & Smith
             Incorporated..........................

Smith Barney Inc...................................

Goldman, Sachs & Co................................    _________

          Total....................................    =========

                        ___________ Preferred Securities

                           HOUSEHOLD CAPITAL TRUST I
                               (a Delaware Trust)

             ____% Trust Originated Preferred Securities ("TOPrS") (Liquidation Amount of $25 Per Preferred Securities)/sm/


                               PRICING AGREEMENT
                               -----------------

                                                                   _______, 1995

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Smith Barney Inc.
Goldman, Sachs & Co.
 as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281

Dear Sirs:

          Reference is made to the Underwriting Agreement, dated ________, 1995 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom you are acting as representatives (the "Representatives"), of the above ___% Trust Originated Preferred Securities (the "Preferred Securities"), of HOUSEHOLD CAPITAL TRUST I, a Delaware business trust (the "Trust").

          Pursuant to Section 2 of the Underwriting Agreement, the Trust and Household International, Inc. (the "Company"), a Delaware Corporation, agree with each Underwriter as follows:

          1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be __________.

          2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $_________, being an amount equal to the initial public offering price set forth above.

- ----------
/sm/ "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

          3. The compensation per Preferred Securities to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be _______; provided, however, that the compensation per Preferred Securities for sales of 10,000 or more Preferred Securities to a single purchaser shall be ________.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                              Very truly yours,

                              HOUSEHOLD INTERNATIONAL, INC.


                              By:___________________________
                                 Title:


                              HOUSEHOLD CAPITAL TRUST I


                              By:___________________________
                                 Title:  Trustee

                              By:___________________________
                                 Title:  Trustee

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated


SMITH BARNEY INC.
GOLDMAN, SACHS & CO.

By:  Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated

By:____________________________
       Authorized Signatory

For themselves and as Representatives of the other
Underwriters named in the Underwriting Agreement.

                                      -2-